                                  EXHIBIT 10.37

                   SUBORDINATED BRIDGE NOTE PURCHASE AGREEMENT

         THIS SUBORDINATED BRIDGE NOTE PURCHASE AGREEMENT (this "Agreement") is dated as of this 4th day of October, 2001, is by and between iNTELEFILM Corporation, a Minnesota corporation (the "Borrower"), the lenders listed on Exhibit A hereto and additional lenders who hereafter become parties hereto by means of additional loans, assignment and assumption as hereinafter described (individually referred to as a "Lender" or collectively as the "Lenders"), and Ronald C. Breckner, a person, as agent for the Lenders (in such capacity, the "Agent").

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         Section 1.1 Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):

                  "Agent" means Ronald C. Breckner, as agent for the Lenders hereunder and each successor, as provided in Section 12.8, who shall act as Agent.

                  "Agreement" means this Credit Agreement, as it may be amended, modified, supplemented, restated or replaced from time to time.

                  "Business Day" means any day (other than a Saturday, Sunday or legal holiday in the State of Minnesota) on which national banks are permitted to be open in Minneapolis, Minnesota and New York, New York.

                  "Debt" means any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lenders is to the whole of the assets of the Borrower or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of the Borrower prepared on a consolidated basis in accordance with generally accepted accounting principles.

                  "Default" means any event which, with the giving of notice to the Borrower or lapse of time, or both, would constitute an Event of Default.

                  "Event of Default" means any event described in Section 10.1.


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                  "Loan Documents" means this Agreement, the Notes, the
         Warrants, the Security Agreement and each other instrument, document, guaranty, security agreement, mortgage, or other agreement executed and delivered by the Borrower.

                  "Maturity Date" means April 4, 2003.

                  "Obligations" means any and all of the liabilities, obligations and indebtedness of the Borrower to the Lenders of any kind or nature, however created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to be due, arising under this Loan Agreement, the Notes and the other Loan Documents, including obligations of performance. The term "Obligations" shall also include any and all amendments, extensions, renewals, refundings or refinancings of any of the foregoing.

                  "Percentage" means, as to any Lender, the proportion, expressed as a percentage, that such Lender's Loan bears to the total Loans of all Lenders.

                  "Required Lenders" means those Lenders whose share of principal of the Loans constitutes at least 51% of the aggregate principal of all Loans.

                  "Senior Debt" means all Debt (present or future) not exceeding $1,500,000, created, incurred, assumed or guaranteed by the Borrower (and all renewals, extensions or refundings thereof), unless the instrument under which such Debt is created, incurred, assumed or guaranteed expressly provides that such Debt is not senior or superior in right of payment to the Securities. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include any Debt of the Borrower to any of its subsidiaries.

                  "Subsidiary" means any Person of which or in which the Borrower and its other Subsidiaries own directly or indirectly 50% or more of: (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person, if it is a corporation, (b) the capital interest or profit interest of such Person, if it is a partnership, joint venture or similar entity, or (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization.

                                   ARTICLE II

                                TERMS OF LENDING

         Section 2.1 The Loans. Subject to the terms and conditions hereof and in reliance upon the warranties of the Borrower herein, each Lender agrees, severally and not jointly, to make loans (each, a "Loan" and, collectively, the "Loans") to the Borrower on the date hereof in the amount of such Lender's Loan set forth on Exhibit A hereto. Each of the Loans shall be evidenced by a promissory note (each a "Note" or collectively, "Notes") which shall be issued and sold at a price equal to 98% of the stated principal amount thereof.

         Section 2.2 The Notes. The Company agrees to issue and sell to each Lender, and each Lender, severally and not jointly, hereby agrees to purchase from the Company units, each consisting of a Promissory Note and a Warrant, as provided in Section 2.3 hereof.


                                       2

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         Section 2.3 The Warrants. Each Lender agrees to purchase from the
Company, as additional consideration for the Loan and for the purchase price set forth next to such Lender's name on Exhibit A, a stock purchase warrant (the "Warrant") in the form of Exhibit C hereto, which initially entitles the holder thereof to purchase that number of shares of common stock of Borrower equal to one (1) warrant for each five dollars ($5.00) of the principal amount of such Lender's Note (not reduced by the Discount).

         Section 2.4 The Securities; Additional Securities. The Notes, Warrants and common stock issuable upon exercise of the Warrants are sometimes referred to herein collectively as the "Securities." The Company may issue additional units of Notes and Warrants upon the terms and conditions of this Agreement after the date hereof until December 31, 2001; provided, however, that the maximum total aggregate principal amount of additional Notes issued, including the Notes issued on the date hereof, shall not exceed $2,550,000. Each person to whom an additional Note is sold shall be deemed a Lender hereunder and shall become a party to this Agreement.

                                  ARTICLE III

                                INTEREST AND FEES

         Section 3.1 Interest. The unpaid principal amount of each Loan shall bear interest prior to maturity at a rate per annum equal to Twelve Percent (12%) per annum (the "Stated Rate"). Any amount of the Loans not paid when due, whether at the date scheduled therefor or earlier upon acceleration, shall bear interest until paid in full at a rate per annum equal to the Stated Rate.

         Section 3.2 Fees and Premiums; Event Payoff. Each Lender will be paid an additional fee ("Payoff Fee") when the Loan is paid in full, calculated as a percentage of the original principal amount of the Note as follows: if a Loan is repaid during the first 180 days following the date of the Note, the Payoff Fee shall be four percent (4%); if the Loan is repaid during the 181st day following the Loan and on or before the first anniversary of the Loan, the Payoff Fee shall be eight percent (8%), or if the Loan is repaid after the first anniversary and on or before the 180th day following the first anniversary of the Loan, the Payoff Fee shall be twelve percent (12%).

         Section 3.3 Repayment Events. The principal amount of each Note, together with interest thereon shall also be paid (together with the Payoff Fee then applicable) within thirty (30) days following any of the following events:

                  (a) the receipt by Borrower of an amount of at least $2,550,000, net of attorneys fees and lawsuit costs related thereto, by way of settlement or judgment in connection with Borrower's lawsuit against The Walt Disney Company and ABC Radio Networks Inc., or

                  (b) receipt by Borrower of an amount of at least $2,500,000, net of transaction expenses, in connection with the sale of an operating division or subsidiary; each of such payments hereinafter referred to as an "Event Payoff." An Event Payoff shall not be deemed to be a prepayment for purposes of Section 3.5 of this Agreement.


                                       3

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         Section 3.4 Computation. Interest and Commitment Fees shall be computed on the basis of actual days elapsed and a year of 360 days.

         Section 3.5 Interest Payment Dates. Accrued interest under Section 3.1 shall be payable on the last day of each calendar quarter, commencing on the first such day to occur after the date hereof, and on the Maturity Date.

         Section 3.6 Remaining Loan Terms. The remaining terms and conditions of the Loans, to the extent not set forth herein, shall be as set forth in the Notes.

                                   ARTICLE IV

                        PAYMENTS, PREPAYMENTS AND SETOFF

         Section 4.1 Repayment. Principal of the Loans, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date. In addition, unless otherwise required to be sooner paid pursuant to this Agreement, the aggregate principal amount of the Loans shall mature and be payable with fees or premium, if any, on the Maturity Date.

         Section 4.2 Optional Prepayments. The Borrower may, upon at least five
(5) days' prior written or telephonic notice received by the Lender, prepay the Loans, in whole or in part, at any time subject to the provisions of Section 2 of the Note.

         Section 4.3 Payments. Payments and prepayments of principal of, and interest on, the Notes and all fees, expenses and other obligations under the Loan Documents shall be made ratably without set-off or counterclaim in immediately available funds on the dates due at the address of each Lender set forth on Exhibit A, or to such other address or account as a Lender may specify in writing to Borrower. Whenever any payment to be made hereunder or on the Notes shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of any interest or fees.

         Section 4.4 Proration of Payments or Recoveries. If any Lender or other holder of a Loan shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset, pursuant to the guaranty hereunder, or otherwise) on account of principal of, interest on, or fees with respect to any Loan, in any case in excess of the share of payments and other recoveries of other Lenders or holders, such Lender or other holder shall purchase from the other Lenders or holders, in a manner to be specified by the Agent, such participations in the Loans held by such other Lenders or holders as shall be necessary to cause such purchasing Lender or other holder to share the excess payment or other recovery ratably with each of such other Lenders or holders; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender or holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.



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                                   ARTICLE V

                                  SUBORDINATION

         Section 5.1 Obligations Subordinated to Senior Debt of the Borrower. The Lenders covenant and agree that payments of the Obligations shall be subordinated in accordance with the provisions of this Article V to the prior indefeasible payment in full of all amounts payable in respect of up to $1,500,000 of Senior Debt of the Borrower, whether now outstanding or hereafter created, that the subordination is for the benefit of the holders of Senior Debt of the Borrower, and that each holder of Senior Debt of the Borrower whether now outstanding or hereafter incurred shall be deemed to have acquired Senior Debt of the Borrower in reliance upon the covenants and provisions contained in this Agreement.

         Section 5.2 Priority and Payment Over of Proceeds in Certain Events.

                  (a) Subordination on Dissolution, Liquidation or Reorganization of the Borrower. Upon any payment or distribution of assets or securities of the Borrower of any kind or character, whether in cash, property or securities, upon any dissolution or winding up or total or partial liquidation or reorganization of the Borrower, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Senior Debt of the Borrower shall first be indefeasibly paid in full (or such payment shall first be duly provided for to the satisfaction of the holders of Senior Debt), before the Lenders shall be entitled to receive any payment by the Borrower of any Obligations, and upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets or securities of the Borrower of any kind or character, whether in cash, property or securities, to which the Lenders would be entitled except for the provisions of this Article V shall be made by the Borrower --------- or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the holders of the Senior Debt of the Borrower or their representatives to the extent necessary to pay all of the Senior Debt of the Borrower to the holders of such Senior Debt.

                  (b) Subordination on Default on Senior Debt. Upon the maturity of any Senior Debt of the Borrower by lapse of time, acceleration or otherwise, all Senior Debt of the Borrower then due and payable shall first be indefeasibly paid in full (or such payment shall first be duly provided for to the satisfaction of the holders of Senior Debt), before any payment is made by the Borrower or any Person acting on behalf of the Borrower with respect to the Obligations. The Borrower may not pay principal of or interest on the Notes, or fees or premiums otherwise payable under the Loan Documents, and may not acquire any Notes for cash property other than capital stock of the Borrower if:

                           (1) a default on Senior Debt occurs and is continuing
                  that permits holders of such Senior Debt to accelerate its maturity, and

                           (2) the default is the subject of judicial
                  proceedings or the Company receives a notice of the default from a holder of Senior Debt. If Borrower



                                       5
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                  receives any such notice, a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Debt shall not be effective for purposes of this Section.

         Borrower may resume payments on the Notes and may acquire them when:
         (i) the default is cured or waived, or (ii) 120 days pass after the notice is given if the default is not the subject of judicial proceedings, if this Article otherwise permits the payment or acquisition at that time.

                  (c) Rights and Obligations of the Lenders. In the event that, notwithstanding the foregoing provisions prohibiting such payment or distribution, the Agent or any Lender shall have received any payment on account of any Obligation (other than as permitted by Sections 5.2(a) and (b)) at a time when such payment is prohibited by this
         Section 5.2, then and in such event such payment or distribution shall be received and held in trust for the holders of the Senior Debt of the Borrower and shall be paid over or delivered to the holders of the Senior Debt of the Borrower remaining unpaid to the extent necessary to pay in full in cash or cash equivalent investments all Senior Debt of the Borrower in accordance with their terms after giving effect to any concurrent payment or distribution to the holders of such Senior Debt of the Borrower. If payment of the Obligations is accelerated because of an Event of Default, the Borrower shall promptly notify the Representative of the holders of Senior Debt of the Borrower of the acceleration. If any Senior Debt is outstanding, the Borrower may not make any payment on account of such accelerated Obligations until five Business Days after such Representative receives notice of such acceleration and, thereafter, may pay the Obligations only if this
         Article V otherwise permits payment at that time. Upon any payment or distribution of assets or securities referred to in this Article V, the Lenders (notwithstanding any other provision of this Agreement) shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making any such payment or distribution, delivered to the Lenders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Debt of the Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article V. The Borrower shall give written notice to each of the Lenders of any default or event of default under any Senior Debt of the Borrower or under any agreement pursuant to which Senior Debt of the Borrower may have been issued, and, in the event of any such event of default, shall provide to the Agent the names and addresses of the Representatives of holders of such Senior Debt of the Borrower. With respect to the holders and owners of Senior Debt of the Borrower, each Lender undertakes to perform only such obligations on the part of such Lender as are specifically set forth in this Article V, and no implied covenants or obligations with respect to the holders or owners of Senior Debt of the Borrower shall be read into this Agreement against the Lenders. The Lenders shall not be deemed to owe any fiduciary duty to the holders or owners of Senior Debt of the Borrower.

         Section 5.3 Reserved

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         Section 5.4 Rights of Holders of Senior Debt of the Borrower Not To Be
Impaired. No right of any present or future holder of any Senior Debt of the Borrower to enforce subordination as provided in this Article V shall at any time in any way be prejudiced or impaired by any act or failure to act by any such holder (other than an express waiver of subordination or an amendment of this Section 5.4), or by any noncompliance by the Borrower with the terms and provisions and covenants herein, regardless of any knowledge thereof any such holder may have or otherwise be charged with. Without in any way limiting the generality of the foregoing sentence, such holders of Senior Debt of the Borrower may, at any time and from time to time without impairing or releasing the subordination provided in this Article V or the obligations of the Lender hereunder to the holders of Senior Debt of the Borrower, do any one or more of the following: (a) change the manner, place, terms or time of payment of, or renew or alter, Senior Debt of the Borrower or otherwise amend or supplement in any manner Senior Debt of the Borrower or any instrument evidencing the same or any agreement under which any Senior Debt of the Borrower is outstanding; (b) sell, exchange, release, or otherwise deal with any property pledged, mortgaged, or otherwise securing Senior Debt of the Borrower or fail to perfect or delay in the perfection of the security interest in such property; (c) release any Person liable in any manner for the collection of Senior Debt of the Borrower; and (d) exercise or refrain from exercising any rights against the Borrower or any other Person. Each Lender by purchasing or accepting a Note waives any and all notice of the creation, modification, renewal, extension or accrual of any Senior Debt of the Borrower and notice of or proof of reliance by any holder or owner of Senior Debt of the Borrower upon this Article V and the Senior Debt of the Borrower shall conclusively be deemed to have been Incurred in reliance upon this Article V, and all dealings between the Borrower and the holders and owners of the Senior Debt of the Borrower shall be deemed to have been consummated in reliance upon this Article V. The provisions of this Article V are intended to be for the benefit of, and shall be enforceable directly by, the holders of the Senior Debt of the Borrower.

         Section 5.5 Subrogation. Upon the indefeasible payment in full in accordance with the terms of Section 5.2 of all amounts payable under or in respect of the Senior Debt of the Borrower, the Lenders shall be subrogated to the rights of the holders of such Senior Debt of the Borrower to receive payments or distributions of assets of the Borrower made on such Senior Debt of the Borrower until the Obligations shall be paid in full to the extent set forth herein; and for purposes of such subrogation no payments or distributions to holders of such Senior Debt of the Borrower of any cash, property or securities to which the Lenders would be entitled except for the provisions of this Article V, and no payment over pursuant to the provisions of this Article V to holders of such Senior Debt of the Borrower by the Lenders, shall, as between the Borrower, its creditors other than holders of such Senior Debt of the Borrower and the Lenders, be deemed to be a payment by the Borrower to or on account of such Senior Debt of the Borrower, it being understood that the provisions of this Article V are solely for the purpose of defining the relative rights of the holders of such Senior Debt of the Borrower, on the one hand, and the Lenders, on the other hand. A release of any claim by any holder of Senior Debt of the Borrower shall not limit the Lenders' rights of subrogation under this Section
5.5. If any payment or distribution to which the Lenders would otherwise have been entitled but for the provisions of this Article V shall have been applied, pursuant to the provisions of this Article V, to the payment of all amounts payable under the Senior Debt of the Borrower, then and in such case, the Lenders shall be entitled to receive from the holders of such Senior Debt of the Borrower at the time outstanding the amount of any such payments or distributions received by such holders

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of Senior Debt of the Borrower in excess of the amount sufficient to pay all
Senior Debt of the Borrower payable under or in respect of the Senior Debt of the Borrower in full in accordance with the terms of Section 5.2.

         Section 5.6 Obligations of the Borrower Unconditional. Nothing contained in this Article V or elsewhere in this Agreement is intended to or shall impair as between the Borrower and the Lenders the obligations of the Borrower, which are absolute and unconditional, to pay to the Lenders the Obligations as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Lenders and creditors of the Borrower other than the holders of the Senior Debt of the Borrower, nor shall anything herein or therein prevent the Lenders from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Article V of the holders of such Senior Debt of the Borrower in respect of cash, property or securities of the Borrower received upon the exercise of any such remedy. The failure to make a payment on account of Obligations by reason of any provision of this Article V shall not prevent the occurrence of an Event of Default under
Article X.

         Section 5.7 Lenders Authorize Agent To Effectuate Subordination. Each Lender hereby authorizes and expressly directs the Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article V and appoints the Agent its attorney in fact for such purpose, including, without limitation, in the event of any dissolution, winding up, liquidation or reorganization of the Borrower (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or any other similar remedy or otherwise) tending towards liquidation of the business and assets of the Borrower, the immediate filing of a claim for the unpaid balance of the Obligations in the form required in said proceedings and causing said claim to be approved or the actions required to negotiate and/or effectuate a restructuring of the Indebtedness represented hereby. If the Agent does not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file such claim or claims, then the holders of the Senior Debt of the Borrower are hereby authorized to have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Lenders. In the event of any such proceeding, until the Senior Debt of the Borrower is paid in full in cash or Cash Equivalent Investments, without the consent of the holders of a majority in principal amount outstanding of Senior Debt of the Borrower, no Lender shall waive, settle or compromise any such claim or claims relating to the Obligations that such Lender now or hereafter may have against the Borrower.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

         Section 6.1 Conditions of Loans. The obligation of the Lenders to make the Loans hereunder shall be subject to the satisfaction of the conditions precedent, in addition to the applicable conditions precedent set forth in
Section 6.2 below, that the Agent shall have received all of the following, in form and substance satisfactory to the Agent, each duly executed and certified or dated as of the date of this Agreement or such other date as is satisfactory to the Agent:

                  (a) The Notes payable to each Lender executed by a duly authorized officer (or officers) of the Borrower.

                  (b) A certificate or certificates of the Secretary or an Assistant Secretary of the Borrower, attesting to and attaching (i) a copy of the corporate resolution of the Borrower authorizing the execution, delivery and performance of the Loan Documents, (ii) an incumbency certificate showing the names and titles, and bearing the signatures of, the officers of the Borrower authorized to execute the Loan Documents, (iii) a copy of the Articles of Incorporation of the Borrower with all amendments thereto, and (iv) a copy of the By-Laws of the Borrower with all amendments thereto.

                  (c) A Certificate of Good Standing for the Borrower in the jurisdiction of its incorporation, certified by the appropriate governmental officials.

                                  ARTICLE VII

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         To induce the Agent and the Lenders to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants to the Agent and the
Lenders:

         Section 7.1 Organization, Standing, Etc. The Borrower and each of its corporate Subsidiaries are corporations duly incorporated and validly existing and in good standing under the laws of the jurisdiction of their respective incorporation and have all requisite corporate power and authority to carry on their respective businesses as now conducted, to (in the instance of the Borrower) enter into the Loan Documents and to perform its obligations under the Loan Documents. The Borrower and each of its Subsidiaries are duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary.

         Section 7.2 Authorization and Validity. The execution, delivery and performance by the Borrower of the Loan Documents have been duly authorized by all necessary corporate action by the Borrower, and the Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and subject to limitations on the availability of equitable remedies.

         Section 7.3 No Conflict; No Default. The execution, delivery and performance by the Borrower of the Loan Documents will not (a) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Borrower, (b) violate or contravene any provisions of the Articles (or Certificate) of Incorporation or by-laws of the Borrower, or (c) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or any of its properties may be bound or result in the creation of any Lien on any asset of the Borrower or any Subsidiary. Neither the Borrower nor any Subsidiary is in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could constitute an Adverse Event. No Default or Event of Default has occurred and is continuing.

         Section 7.4 SEC Reports. Borrower has filed all forms, reports and documents required to be filed by it with the SEC since September 30, 1998 and has heretofore made available to each Lender, in the form filed with the SEC (excluding any exhibits thereto), (i) its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, and (ii) all other forms, reports, registration statements and other documents filed by Borrower with the SEC since December 31, 2000 (the forms, reports and other documents referred to in clauses
(i) and (ii) above being referred to herein, collectively, as the "Borrower SEC Reports"). The Borrower SEC Reports and any other forms, reports and other documents filed by Borrower with the SEC after the date of this Agreement (i) were or will be prepared in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (ii) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were or are made, not misleading.

         Section 7.5 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission from Borrower in connection with the transactions contemplated herein by this Agreement.

                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

         From the date of this Agreement and thereafter until the Loans are terminated or expire and the Loans and all other liabilities of the Borrower to the Lenders hereunder and under the Note have been paid in full, the Borrower will do, and will cause each Subsidiary (except in the instance of Section 8.1) to do, all of the following:

         Section 8.1 Reports. Furnish to the Lenders:

                  (a) Within fifteen (15) days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company shall timely comply with its reporting and filing obligations under the applicable federal securities law.

                  (b) Promptly upon the mailing or filing thereof, copies of all financial statements, reports and proxy statements mailed to the Borrower's shareholders, and copies of all registration statements, periodic reports and other documents filed with the Securities and Exchange Commission (or any successor thereto) or any national securities exchange.

                  (c) From time to time, such other information regarding the business, operation and financial condition of the Borrower as any Lender may reasonably request.

         Section 8.2 Corporate Existence. Maintain its corporate existence in good standing under the laws of its jurisdiction of incorporation and its qualification to transact business in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary.

         Section 8.3 Inspection. Permit any Person designated by any Lender to visit and inspect any of its properties, corporate books and financial records, to examine and to make copies of its books of accounts and other financial records, and to discuss the affairs, finances and accounts of the Borrower and the Subsidiaries with, and to be advised as to the same by, its officers at such reasonable times and intervals as such Lender may designate. So long as no Event of Default exists, the expenses of the Lenders for such visits, inspections and examinations shall be at the expense of the Lenders, but any such visits, inspections, and examinations made while any Event of Default is continuing shall be at the expense of the Borrower.

         Section 8.4 Books and Records. Keep adequate and proper records and books of account in which full and correct entries will be made of its dealings, business and affairs.

                                   ARTICLE IX

                  REPRESENTATIONS AND WARRANTIES OF THE LENDERS

         Each Lender, severally and not jointly, hereby represents and warrants to the Company:

         Section 9.1 Authorization. The Lender has full power and authority to enter into this Agreement and each of the other Loan Documents to which it is a party, and this Agreement and each other Loan Document to which it is a party constitutes a valid and legally binding obligation of the Lender, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

         Section 9.2 Purchase Entirely for Own Account. The Securities will be acquired for investment for such Lender's own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. The Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

         Section 9.3 Investment Experience. The Lender is experienced in investing in securities of development stage companies and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Lender understands that an investment in the Securities involves a number of significant risks and acknowledges that it can bear the economic risk of its investment, including the full loss of its investment. If the Lender is other than a natural person, it represents it was not organized for the purpose of acquiring the Securities. Each Lender represents that it has had the opportunity to ask questions of, and receive answers from, officers of the Borrower concerning the terms and conditions of the investment and the business and affairs of the Borrower, and to obtain any additional information necessary to verify such information as the Lender considers necessary or advisable in order to form a decision concerning an investment in the Borrower. Lender also acknowledges that he has received and has carefully reviewed the Borrower's Private Placement Memorandum dated October 1, 2001.

         Section 9.4 Restricted Securities. The Lender understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Lender represents that it is familiar with the Securities and Exchange Commission ("SEC") Rule 144, as currently in effect, and understands the resale limitations imposed thereby and by the Act. The Lender also understands that the Company is entering into this Agreement in reliance upon, and that any federal or state exemption is contingent upon, the accuracy of the Lender's representations in this Agreement. Except as set forth in the Warrants, Borrower has no obligation to register the Securities.

         Section 9.5 Accredited Lender. The Lender is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as currently in effect.

         Section 9.6 Legends. It is understood that the certificates evidencing the Securities may bear restrictive legends substantially as follows:

         The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such act or laws covering such security or the company receives an opinion of counsel for the Company stating that such sale, transfer, assignment, pledge or distribution is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, and all applicable state securities laws.

                                   ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

         Section 10.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

                  (a) The Borrower shall fail to make when due, whether by acceleration or otherwise, any payment of principal of or interest on the Note or any fee, premium or other amount required to be made to the Lenders pursuant to the Loan Documents, subject to the right of the Agent to postpone such due date for up to fifteen (15) days (any such postponement being evidenced in writing and promptly sent as notice to all Lenders);

                  (b) The Borrower shall fail to comply with Section 8.2 hereof;

                  (c) The Borrower shall fail to comply with any material agreement, covenant, condition, provision or term contained in the Loan Documents (and such failure shall not constitute an Event of Default under any of the other provisions of this Section 10.1) and such failure to comply shall continue for sixty (60) calendar days after notice thereof to the Borrower by the Lender;

                  (d) The Borrower shall acquiesce in the appointment of a custodian, trustee or receiver of the Borrower or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Borrower or for a substantial part of the property thereof and shall not be discharged within sixty (60) days;

                  (e) Any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against the Borrower and, if instituted against the Borrower, shall have been consented to or acquiesced in by the Borrower or shall remain undismissed for sixty (60) days, or an order for relief shall have been entered against the Borrower, or the Borrower shall take any corporate action to approve institution of, or acquiescence in, such a proceeding; or

                  (f) Any dissolution or liquidation proceeding shall be instituted by or against the Borrower and, if instituted against the Borrower, shall be consented to or acquiesced in by the Borrower or shall remain for sixty (60) days undismissed, or the Borrower or any Subsidiary shall take any corporate action to approve institution of, or acquiescence in, such a proceeding;

         Section 10.2 Remedies. If (a) any Event of Default described in Sections 10.1(d), (e) or (f) shall occur with respect to the Borrower, the outstanding unpaid principal balance of the Notes, the accrued interest thereon and all other Obligations of the Borrower to the Lenders and the Agent under the Loan Documents shall automatically become immediately due and payable; or (b) any other Event of Default shall occur and be continuing, then the Agent (and not an individual Lender) may subject to Article V, take any or all of the following actions (and shall take any or all of the following actions on direction of the Required Lenders): (i) declare that the outstanding unpaid principal balance of the Notes, the accrued and unpaid interest thereon and all other obligations of the Borrower to the Lenders and the Agent under the Loan Documents to be forthwith due and payable, whereupon the Notes, all accrued and unpaid interest thereon and all such obligations shall immediately become due and payable, in each case without demand or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding, (ii) exercise all rights and remedies under any other instrument, document or agreement between the Borrower and the Agent or the Lenders, and (iv) enforce all rights and remedies under any applicable law.

         Section 10.3 Security Agreement. As additional security for the payment of all of the Obligations, the Borrower has caused its subsidiaries, Curious Pictures Corporation and Chelsea Pictures, Inc., to grant to the Agent, each Lender and each holder of a Note a security interest in, a lien on, property of such subsidiaries as described in the Security Agreement attached hereto as Exhibit D.

         Section 10.4 Limitation On Suits. A Lender may pursue a remedy with respect to the Obligations only if:

                  (a) the Lender gives to the Agent notice of a continuing Event of Default;

                  (b) the Required Lenders make a request to the Trustee to pursue the remedy;

                  (c) such Lender or Lenders offer to the Agent indemnity satisfactory to the Agent against any loss, liability or expense;

                  (d) the Agent does not comply with the request within sixty
         (60) days after receipt of the request and the offer of indemnity; and

                  (e) during such sixty (60) day period the Required Lenders do not give the Agent a direction inconsistent with the request.

A Lender may not use this Agreement to prejudice the rights of another Lender or to obtain a preference or priority over another Lender.

                                   ARTICLE XI

                                    THE AGENT

         Section 11.1 Appointment and Grant of Authority. Each Lender hereby appoints the Agent, and the Agent hereby agrees to act, as agent under this Agreement. The Agent shall have and may exercise such powers under this Agreement as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Each Lender hereby authorizes, consents to, and directs the Borrower to deal with the Agent as the true and lawful agent of such Lender to the extent set forth herein.

         Section 11.2 Non-Reliance on Agent. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit and risk analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep informed as to the performance or observance by the Borrower of this Agreement and the Loan Documents or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its related companies) which may come into the Agent's possession.

         Section 11.3 Responsibility of the Agent and Other Matters.

                  (a) The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and those duties and liabilities shall be subject to the limitations and qualifications set forth in this Section. The duties of the Agent shall be mechanical and administrative in nature.

                  (b) Neither the Agent (nor, if a corporation, any of its directors, officers or employees) shall be liable for any action taken or omitted (whether or not such action taken or omitted is within or without the Agent's responsibilities and duties expressly set forth in this Agreement) under or in connection with this Agreement, or any other instrument or document in connection herewith, except for gross negligence or willful misconduct. Without limiting the foregoing, neither the Agent (nor, if a corporation, any of its directors, officers or employees) shall be responsible for, or have any duty to examine: (i) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of the Loan Agreements; (ii) the collectibility of any amounts owed by the Borrower; (iii) any recitals or statements or representations or warranties in connection with this Agreement or the Notes; (iv) any failure of any party to this Agreement to receive any communication sent; or (v) the assets, liabilities, financial condition, results of operations, business or creditworthiness of the Borrower.

                  (c) The Agent shall be entitled to act, and shall be fully protected in acting upon, any communication in whatever form believed by the Agent in good faith to be genuine and correct and to have been signed or sent or made by a proper person or persons or entity. The Agent may consult counsel and shall be entitled to act, and shall be fully protected in-any action taken in good faith, in accordance with advice given by counsel. The Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care. The Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, provisions or conditions of this Agreement or the Notes on the Borrower's part.

                  (d) The Agent, if a natural person, may be, or become, a director of, or consultant to, Borrower.

         Section 11.4 Action on Instructions. The Agent shall be entitled to act or refrain from acting, and in all cases shall be fully protected in acting or refraining from acting under this Agreement or the Notes or any other instrument or document in connection herewith or therewith in accordance with instructions in writing from (i) the Required Lenders except for instructions which under the express provisions hereof must be received by the Agent from all the Lenders, and (ii) in the case of such instructions, from all the Lenders.

         Section 11.5 Indemnification. To the extent the Borrower does not reimburse and save the Agent harmless according to the terms hereof for and from all costs, expenses and disbursements in connection herewith or with the other Loan Documents, such costs, expenses and disbursements to the extent reasonable shall be borne by the Lenders ratably in accordance with their Percentages and the Lenders hereby agree on such basis (a) to reimburse the Agent for all such reasonable costs, expenses and disbursements on request and (b) to indemnify and save harmless the Agent against and from any and all losses, obligations, penalties, actions, judgments and suits and other reasonable costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, other than as a consequence of actual gross negligence or willful misconduct on the part of the Agent, arising out of or in connection with this Agreement or the Notes or any instrument or document in connection herewith or therewith, or any request of the Lenders, including without limitation the reasonable costs, expenses and disbursements in connection with defending itself against any claim or liability, or answering any subpoena, related to the exercise or performance of any of its powers or duties under this Agreement or the other Loan Documents or the taking of any action under or in connection with this Agreement or the Notes.

         Section 11.6 The Agent and Affiliates. With respect to any Loans by the Agent under this Agreement and any Note and any interest of the Agent in any Note, the Agent shall have the same rights, powers and duties under this Agreement and such Note as any other Lender and may exercise the same as though it were not the Agent. The Agent and/or its affiliates may lend money to, and generally engage, and continue to engage, in any kind of business with the Borrower as if the Agent were not the Agent.

         Section 11.7 Notice to Holder of Notes. The Agent may deem and treat the payees of the Notes as the owners thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof has been filed with the Agent. Any request, authority or consent of any holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note.

         Section 11.8 Successor Agent. The Agent may resign at any time by giving at least thirty (30) days written notice thereof to the Lenders and the Borrower. Upon any such resignation, or upon the death, incapacity, bankruptcy or insolvency of any Agent who is a natural person, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving notice of resignation, then the retiring Agent may, but shall not be required to, on behalf of the Lenders, appoint a successor Agent.

                                  ARTICLE XII

                                  MISCELLANEOUS

         Section 12.1 No Waiver and Amendment. No failure on the part of the Lenders or the holder of the Notes to exercise and no delay in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein and in any other instrument, document or agreement delivered or to be delivered to the Lenders hereunder or in connection herewith are cumulative and not exclusive of any remedies provided by law. No notice to or demand on the Borrower not required hereunder or under the Notes shall in any event entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Lenders or the holder of the Notes to any other or further action in any circumstances without notice or demand.

         Section 12.2 Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Agent upon direction of the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless agreed to by the Agent and all of the Lenders:

                  (a) subject the Lenders to any additional monetary obligations;

                  (b) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder;

                  (c) postpone for more than fifteen (15) days any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder; or

                  (d) change the definition of Required Lenders or amend this
         Section 12.2

provided, further that amendments, waivers or consents affecting the rights of the Agent shall also require the consent of the Agent.

         Section 12.3 Cost and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent and each of the Lenders incurred after the occurrence of an Event of Default in connection with the enforcement of the Loan Documents.

         Section 12.4 Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on Exhibit A hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four (4) days after the date of mailing if mailed; provided, however, that any notice to the Agent under Article II hereof shall be deemed to have been given only when received by the Agent.

         Section 12.5 Successors. This Agreement shall be binding upon the Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Agent and the successors and assigns of the Lenders. The Borrower shall not assign its rights or duties hereunder without the written consent of the Lenders.

         Section 12.6 Severability. Any provision of the Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 12.7 Subsidiary References. The provisions of this Agreement relating to Subsidiaries shall apply only during such times as the Borrower has one or more Subsidiaries.

         Section 12.8 Captions. The captions or headings herein and any table of contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

         Section 12.9 Entire Agreement. The Loan Documents embody the entire agreement and understanding between the Borrower, the Lenders and the Agent with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

         Section 12.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 12.11 Governing Law. The validity, construction and enforceability of this agreement and the notes shall be governed by the internal laws of the state of Minnesota, without giving effect to conflict of laws principles thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above.

                                    iNTELEFILM CORPORATION



                                    By:      /s/ Judite P. Fluger
                                        ----------------------------------------

                                    Title:       General Counsel
                                          --------------------------------------



                                    Ronald C. Breckner, _____________________, a
                                    person_____________, as Agent and a Lender


                                    By:      /s/ Ronald C. Breckner
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    ______________________, a _________________,
                                    as a Lender


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    ______________________, a _________________,
                                    as a Lender


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    ______________________, a _________________,
                                    as a Lender


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    EXHIBITS

Exhibit        Contents
-------        --------

A              Lenders

B              Form of Note

C              Form of Warrant

D              Form of Security Agreement




                                    EXHIBIT A

                                     LENDERS

Name and Address         Stated             Amount of         Number of Stock
   of Lender           Amount of              Loan           Purchase Warrants
                          Note
----------------       ---------            ---------        -----------------
 See Attached.


EXHIBIT A
LENDERS

                                                                                     NUMBER OF
                                                        STATED         NOTE            STOCK
                                                      AMOUNT OF      PURCHASE         PURCHASE
NAME AND ADDRESS OF LENDER                               NOTE          PRICE          WARRANTS
Richard W. Perkins                                     102,041        100,000          20,000
U\ADTD 61478
FBO Richard Perkins
730 E. Lake Street
Wayzata, MN 55391

Ronald C. Breckner                                     510,204        500,000         100,000
3450 W. Burnsville Pkwy.
Burnsville, MN 55337

Industricorp & Co., Inc.                               153,061        150,000          30,000
FBO Twin City Carpenters Pension Fund
730 E. Lake Street
Wayzata, MN 55391

                                                                                     NUMBER OF
                                                        STATED         NOTE            STOCK
                                                      AMOUNT OF      PURCHASE         PURCHASE
NAME AND ADDRESS OF LENDER                               NOTE          PRICE          WARRANTS
Roitenberg Investments, Inc.                               306,122      300,000          60,000
Suite 1065
5500 Wayzata Blvd
Minneapolis, MN 55416

Harold R. Roitenberg, trustee u/a dtd. 4/13/92             102,041      100,000          20,000
FBO Harold R. Roitenberg, Trustee
c/o Perkins Capital Management
730 E. Lake Street
Wayzata, MN 55391

CTD Consultants Defined Benefit Plan                        35,714       35,000           7,000
Christopher T. Dahl
2662 Hamel Road
Medina, MN 55340

Christopher T. Dahl                                         15,306       15,000           3,000
2662 Hamel Road
Medina, MN 55340

Mark A. Cohn                                                51,020       50,000          10,000
6385 Old Shady Oak Rd., Suite 290
Eden Prairie, MN  55344

Pyramid Partners, LP                                       255,102      250,000          50,000
c/o Perkins Capital Management, Inc
730 E. Lake Street
Wayzata, MN 55391


                                                         1,530,612    1,500,000         300,000

                                    BORROWER

iNTELEFILM Corporation
Crosstown Corporate Center
6385 Old Shady Oak Road

Suite 290
Eden Prairie, MN 55344
Telephone:        (952) 925-8888
Facsimile:        (952) 926-7946

                                      FORM

                   SUBORDINATED BRIDGE NOTE PURCHASE AGREEMENT

         THIS SUBORDINATED BRIDGE NOTE PURCHASE AGREEMENT (this "Agreement") is dated as of this ____ day of October, 2001, is by and between iNTELEFILM Corporation, a Minnesota corporation (the "Borrower"), the lenders listed on Exhibit A hereto and additional lenders who hereafter become parties hereto by means of additional loans, assignment and assumption as hereinafter described (individually referred to as a "Lender" or collectively as the "Lenders"), and Ronald C. Breckner, a person, as agent for the Lenders (in such capacity, the "Agent").

                                  ARTICLE XIII

                        DEFINITIONS AND ACCOUNTING TERMS

         Section 13.1 Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):

                  "Agent" means Ronald C. Breckner, as agent for the Lenders hereunder and each successor, as provided in Section 12.8, who shall act as Agent.

                  "Agreement" means this Credit Agreement, as it may be amended, modified, supplemented, restated or replaced from time to time.

                  "Business Day" means any day (other than a Saturday, Sunday or legal holiday in the State of Minnesota) on which national banks are permitted to be open in Minneapolis, Minnesota and New York, New York.

                  "Debt" means any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lenders is to the whole of the assets of the Borrower or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of the Borrower prepared on a consolidated basis in accordance with generally accepted accounting principles.

                  "Default" means any event which, with the giving of notice to the Borrower or lapse of time, or both, would constitute an Event of Default.

                  "Event of Default" means any event described in Section 10.1.

                  "Loan Documents" means this Agreement, the Notes, the Warrants, the Security Agreement and each other instrument, document, guaranty, security agreement, mortgage, or other agreement executed and delivered by the Borrower.

                  "Maturity Date" means April ___, 2003.

                  "Obligations" means any and all of the liabilities, obligations and indebtedness of the Borrower to the Lenders of any kind or nature, however created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to be due, arising under this Loan Agreement, the Notes and the other Loan Documents, including obligations of performance. The term "Obligations" shall also include any and all amendments, extensions, renewals, refundings or refinancings of any of the foregoing.

                  "Percentage" means, as to any Lender, the proportion, expressed as a percentage, that such Lender's Loan bears to the total Loans of all Lenders.

                  "Required Lenders" means those Lenders whose share of principal of the Loans constitutes at least 51% of the aggregate principal of all Loans.

                  "Senior Debt" means all Debt (present or future) not exceeding $1,500,000, created, incurred, assumed or guaranteed by the Borrower (and all renewals, extensions or refundings thereof), unless the instrument under which such Debt is created, incurred, assumed or guaranteed expressly provides that such Debt is not senior or superior in right of payment to the Securities. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include any Debt of the Borrower to any of its subsidiaries.

                  "Subsidiary" means any Person of which or in which the Borrower and its other Subsidiaries own directly or indirectly 50% or more of: (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person, if it is a corporation, (b) the capital interest or profit interest of such Person, if it is a partnership, joint venture or similar entity, or (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization.

                                  ARTICLE XIV

                                TERMS OF LENDING

         Section 14.1 The Loans. Subject to the terms and conditions hereof and in reliance upon the warranties of the Borrower herein, each Lender agrees, severally and not jointly, to make loans (each, a "Loan" and, collectively, the "Loans") to the Borrower on the date hereof in the amount of such Lender's Loan set forth on Exhibit A hereto. Each of the Loans shall be evidenced by a promissory note (each a "Note" or collectively, "Notes") which shall be issued and sold at a price equal to 98% of the stated principal amount thereof.

         Section 14.2 The Notes. The Company agrees to issue and sell to each Lender, and each Lender, severally and not jointly, hereby agrees to purchase from the Company units, each consisting of a Promissory Note and a Warrant, as provided in Section 2.3 hereof.

         Section 14.3 The Warrants. Each Lender agrees to purchase from the Company, as additional consideration for the Loan and for the purchase price set forth next to such Lender's name on Exhibit A, a stock purchase warrant (the "Warrant") in the form of Exhibit C hereto, which initially entitles the holder thereof to purchase that number of shares of common stock of Borrower equal to one (1) warrant for each five dollars ($5.00) of the principal amount of such Lender's Note (not reduced by the Discount).

         Section 14.4 The Securities; Additional Securities. The Notes, Warrants and common stock issuable upon exercise of the Warrants are sometimes referred to herein collectively as the "Securities." The Company may issue additional units of Notes and Warrants upon the terms and conditions of this Agreement after the date hereof until December 31, 2001; provided, however, that the maximum total aggregate principal amount of additional Notes issued, including the Notes issued on the date hereof, shall not exceed $2,550,000. Each person to whom an additional Note is sold shall be deemed a Lender hereunder and shall become a party to this Agreement.

                                   ARTICLE XV

                                INTEREST AND FEES

         Section 15.1 Interest. The unpaid principal amount of each Loan shall bear interest prior to maturity at a rate per annum equal to Twelve Percent (12%) per annum (the "Stated Rate"). Any amount of the Loans not paid when due, whether at the date scheduled therefor or earlier upon acceleration, shall bear interest until paid in full at a rate per annum equal to the Stated Rate.

         Section 15.2 Fees and Premiums; Event Payoff. Each Lender will be paid an additional fee ("Payoff Fee") when the Loan is paid in full, calculated as a percentage of the original principal amount of the Note as follows: if a Loan is repaid during the first 180 days following the date of the Note, the Payoff Fee shall be four percent (4%); if the Loan is repaid during the 181st day following the Loan and on or before the first anniversary of the Loan, the Payoff Fee shall be eight percent (8%), or if the Loan is repaid after the first anniversary and on or before the 180th day following the first anniversary of the Loan, the Payoff Fee shall be twelve percent (12%).

         Section 15.3 Repayment Events. The principal amount of each Note, together with interest thereon shall also be paid (together with the Payoff Fee then applicable) within thirty (30) days following any of the following events:

                  (a) the receipt by Borrower of an amount of at least $2,550,000, net of attorneys fees and lawsuit costs related thereto, by way of settlement or judgment in connection with Borrower's lawsuit against The Walt Disney Company and ABC Radio Networks Inc., or

                  (b) receipt by Borrower of an amount of at least $2,500,000, net of transaction expenses, in connection with the sale of an operating division or subsidiary; each of such payments hereinafter referred to as an "Event Payoff." An Event Payoff shall not be deemed to be a prepayment for purposes of Section 3.5 of this Agreement.

         Section 15.4 Computation. Interest and Commitment Fees shall be computed on the basis of actual days elapsed and a year of 360 days.

         Section 15.5 Interest Payment Dates. Accrued interest under Section 3.1 shall be payable on the last day of each calendar quarter, commencing on the first such day to occur after the date hereof, and on the Maturity Date.

         Section 15.6 Remaining Loan Terms. The remaining terms and conditions of the Loans, to the extent not set forth herein, shall be as set forth in the Notes.

                                  ARTICLE XVI

                        PAYMENTS, PREPAYMENTS AND SETOFF

         Section 16.1 Repayment. Principal of the Loans, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date. In addition, unless otherwise required to be sooner paid pursuant to this Agreement, the aggregate principal amount of the Loans shall mature and be payable with fees or premium, if any, on the Maturity Date.

         Section 16.2 Optional Prepayments. The Borrower may, upon at least five
(5) days' prior written or telephonic notice received by the Lender, prepay the Loans, in whole or in part, at any time subject to the provisions of Section 2 of the Note.

         Section 16.3 Payments. Payments and prepayments of principal of, and interest on, the Notes and all fees, expenses and other obligations under the Loan Documents shall be made ratably without set-off or counterclaim in immediately available funds on the dates due at the address of each Lender set forth on Exhibit A, or to such other address or account as a Lender may specify in writing to Borrower. Whenever any payment to be made hereunder or on the Notes shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of any interest or fees.

         Section 16.4 Proration of Payments or Recoveries. If any Lender or other holder of a Loan shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset, pursuant to the guaranty hereunder, or otherwise) on account of principal of, interest on, or fees with respect to any Loan, in any case in excess of the share of payments and other recoveries of other Lenders or holders, such Lender or other holder shall purchase from the other Lenders or holders, in a manner to be specified by the Agent, such participations in the Loans held by such other Lenders or holders as shall be necessary to cause such purchasing Lender or other holder to share the excess payment or other recovery ratably with each of such other Lenders or holders; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender or holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                                  ARTICLE XVII

                                  SUBORDINATION

         Section 17.1 Obligations Subordinated to Senior Debt of the Borrower. The Lenders covenant and agree that payments of the Obligations shall be subordinated in accordance with the provisions of this Article V to the prior indefeasible payment in full of all amounts payable in respect of up to $1,500,000 of Senior Debt of the Borrower, whether now outstanding or hereafter created, that the subordination is for the benefit of the holders of Senior Debt of the Borrower, and that each holder of Senior Debt of the Borrower whether now outstanding or hereafter incurred shall be deemed to have acquired Senior Debt of the Borrower in reliance upon the covenants and provisions contained in this Agreement.

         Section 17.2 Priority and Payment Over of Proceeds in Certain Events.

                  (a) Subordination on Dissolution, Liquidation or Reorganization of the Borrower. Upon any payment or distribution of assets or securities of the Borrower of any kind or character, whether in cash, property or securities, upon any dissolution or winding up or total or partial liquidation or reorganization of the Borrower, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Senior Debt of the Borrower shall first be indefeasibly paid in full (or such payment shall first be duly provided for to the satisfaction of the holders of Senior Debt), before the Lenders shall be entitled to receive any payment by the Borrower of any Obligations, and upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets or securities of the Borrower of any kind or character, whether in cash, property or securities, to which the Lenders would be entitled except for the provisions of this Article V shall be made by the Borrower or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the holders of the Senior Debt of the Borrower or their representatives to the extent necessary to pay all of the Senior Debt of the Borrower to the holders of such Senior Debt.

                  (b) Subordination on Default on Senior Debt. Upon the maturity of any Senior Debt of the Borrower by lapse of time, acceleration or otherwise, all Senior Debt of the Borrower then due and payable shall first be indefeasibly paid in full (or such payment shall first be duly provided for to the satisfaction of the holders of Senior Debt), before any payment is made by the Borrower or any Person acting on behalf of the Borrower with respect to the Obligations. The Borrower may not pay principal of or interest on the Notes, or fees or premiums otherwise payable under the Loan Documents, and may not acquire any Notes for cash property other than capital stock of the Borrower if:

                           (1) a default on Senior Debt occurs and is continuing
                  that permits holders of such Senior Debt to accelerate its maturity, and

                           (2) the default is the subject of judicial
                  proceedings or the Company receives a notice of the default from a holder of Senior Debt. If Borrower receives any such notice, a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Debt shall not be effective for purposes of this Section.

         Borrower may resume payments on the Notes and may acquire them when:
         (i) the default is cured or waived, or (ii) 120 days pass after the notice is given if the default is not the subject of judicial proceedings, if this Article otherwise permits the payment or acquisition at that time.

                  (c) Rights and Obligations of the Lenders. In the event that, notwithstanding the foregoing provisions prohibiting such payment or distribution, the Agent or any Lender shall have received any payment on account of any Obligation (other than as permitted by Sections 5.2(a) and (b)) at a time when such payment is prohibited by this
         Section 5.2, then and in such event such payment or distribution shall be received and held in trust for the holders of the Senior Debt of the Borrower and shall be paid over or delivered to the holders of the Senior Debt of the Borrower remaining unpaid to the extent necessary to pay in full in cash or cash equivalent investments all Senior Debt of the Borrower in accordance with their terms after giving effect to any concurrent payment or distribution to the holders of such Senior Debt of the Borrower. If payment of the Obligations is accelerated because of an Event of Default, the Borrower shall promptly notify the Representative of the holders of Senior Debt of the Borrower of the acceleration. If any Senior Debt is outstanding, the Borrower may not make any payment on account of such accelerated Obligations until five Business Days after such Representative receives notice of such acceleration and, thereafter, may pay the Obligations only if this
         Article V otherwise permits payment at that time. Upon any payment or distribution of assets or securities referred to in this Article V, the Lenders (notwithstanding any other provision of this Agreement) shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making any such payment or distribution, delivered to the Lenders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Debt of the Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article V. The Borrower shall give written notice to each of the Lenders of any default or event of default under any Senior Debt of the Borrower or under any agreement pursuant to which Senior Debt of the Borrower may have been issued, and, in the event of any such event of default, shall provide to the Agent the names and addresses of the Representatives of holders of such Senior Debt of the Borrower. With respect to the holders and owners of Senior Debt of the Borrower, each Lender undertakes to perform only such obligations on the part of such Lender as are specifically set forth in this Article V, and no implied covenants or obligations with respect to the holders or owners of Senior Debt of the Borrower shall be read into this Agreement against the Lenders. The Lenders shall not be deemed to owe any fiduciary duty to the holders or owners of Senior Debt of the Borrower.

         Section 17.3 Reserved

         Section 17.4 Rights of Holders of Senior Debt of the Borrower Not To Be Impaired. No right of any present or future holder of any Senior Debt of the Borrower to enforce subordination as provided in this Article V shall at any time in any way be prejudiced or impaired by any act or failure to act by any such holder (other than an express waiver of subordination or an amendment of this Section 5.4), or by any noncompliance by the Borrower with the terms and provisions and covenants herein, regardless of any knowledge thereof any such holder may have or otherwise be charged with. Without in any way limiting the generality of the foregoing sentence, such holders of Senior Debt of the Borrower may, at any time and from time to time without impairing or releasing the subordination provided in this Article V or the obligations of the Lender hereunder to the holders of Senior Debt of the Borrower, do any one or more of the following: (a) change the manner, place, terms or time of payment of, or renew or alter, Senior Debt of the Borrower or otherwise amend or supplement in any manner Senior Debt of the Borrower or any instrument evidencing the same or any agreement under which any Senior Debt of the Borrower is outstanding; (b) sell, exchange, release, or otherwise deal with any property pledged, mortgaged, or otherwise securing Senior Debt of the Borrower or fail to perfect or delay in the perfection of the security interest in such property; (c) release any Person liable in any manner for the collection of Senior Debt of the Borrower; and (d) exercise or refrain from exercising any rights against the Borrower or any other Person. Each Lender by purchasing or accepting a Note waives any and all notice of the creation, modification, renewal, extension or accrual of any Senior Debt of the Borrower and notice of or proof of reliance by any holder or owner of Senior Debt of the Borrower upon this Article V and the Senior Debt of the Borrower shall conclusively be deemed to have been Incurred in reliance upon this Article V, and all dealings between the Borrower and the holders and owners of the Senior Debt of the Borrower shall be deemed to have been consummated in reliance upon this Article V. The provisions of this Article V are intended to be for the benefit of, and shall be enforceable directly by, the holders of the Senior Debt of the Borrower.

         Section 17.5 Subrogation. Upon the indefeasible payment in full in accordance with the terms of Section 5.2 of all amounts payable under or in respect of the Senior Debt of the Borrower, the Lenders shall be subrogated to the rights of the holders of such Senior Debt of the Borrower to receive payments or distributions of assets of the Borrower made on such Senior Debt of the Borrower until the Obligations shall be paid in full to the extent set forth herein; and for purposes of such subrogation no payments or distributions to holders of such Senior Debt of the Borrower of any cash, property or securities to which the Lenders would be entitled except for the provisions of this Article V, and no payment over pursuant to the provisions of this Article V to holders of such Senior Debt of the Borrower by the Lenders, shall, as between the Borrower, its creditors other than holders of such Senior Debt of the Borrower and the Lenders, be deemed to be a payment by the Borrower to or on account of such Senior Debt of the Borrower, it being understood that the provisions of this Article V are solely for the purpose of defining the relative rights of the holders of such Senior Debt of the Borrower, on the one hand, and the Lenders, on the other hand. A release of any claim by any holder of Senior Debt of the Borrower shall not limit the Lenders' rights of subrogation under this Section
5.5. If any payment or distribution to which the Lenders would otherwise have been entitled but for the provisions of this Article V shall have been applied, pursuant to the provisions of this Article V, to the payment of all amounts payable under the Senior Debt of the Borrower, then and in such case, the Lenders shall be entitled to receive from the holders of such Senior Debt of the Borrower at the time outstanding the amount of any such payments or distributions received by such holders of Senior Debt of the Borrower in excess of the amount sufficient to pay all Senior Debt of the Borrower payable under or in respect of the Senior Debt of the Borrower in full in accordance with the terms of Section 5.2.

         Section 17.6 Obligations of the Borrower Unconditional. Nothing contained in this Article V or elsewhere in this Agreement is intended to or shall impair as between the Borrower and the Lenders the obligations of the Borrower, which are absolute and unconditional, to pay to the Lenders the Obligations as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Lenders and creditors of the Borrower other than the holders of the Senior Debt of the Borrower, nor shall anything herein or therein prevent the Lenders from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Article V of the holders of such Senior Debt of the Borrower in respect of cash, property or securities of the Borrower received upon the exercise of any such remedy. The failure to make a payment on account of Obligations by reason of any provision of this Article V shall not prevent the occurrence of an Event of Default under
Article X.

         Section 17.7 Lenders Authorize Agent To Effectuate Subordination. Each Lender hereby authorizes and expressly directs the Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article V and appoints the Agent its attorney in fact for such purpose, including, without limitation, in the event of any dissolution, winding up, liquidation or reorganization of the Borrower (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or any other similar remedy or otherwise) tending towards liquidation of the business and assets of the Borrower, the immediate filing of a claim for the unpaid balance of the Obligations in the form required in said proceedings and causing said claim to be approved or the actions required to negotiate and/or effectuate a restructuring of the Indebtedness represented hereby. If the Agent does not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file such claim or claims, then the holders of the Senior Debt of the Borrower are hereby authorized to have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Lenders. In the event of any such proceeding, until the Senior Debt of the Borrower is paid in full in cash or Cash Equivalent Investments, without the consent of the holders of a majority in principal amount outstanding of Senior Debt of the Borrower, no Lender shall waive, settle or compromise any such claim or claims relating to the Obligations that such Lender now or hereafter may have against the Borrower.

                                 ARTICLE XVIII

                              CONDITIONS PRECEDENT

         Section 18.1 Conditions of Loans. The obligation of the Lenders to make the Loans hereunder shall be subject to the satisfaction of the conditions precedent, in addition to the applicable conditions precedent set forth in
Section 6.2 below, that the Agent shall have received all of the following, in form and substance satisfactory to the Agent, each duly executed and certified or dated as of the date of this Agreement or such other date as is satisfactory to the Agent:

                  (a) The Notes payable to each Lender executed by a duly authorized officer (or officers) of the Borrower.

                  (b) A certificate or certificates of the Secretary or an Assistant Secretary of the Borrower, attesting to and attaching (i) a copy of the corporate resolution of the Borrower authorizing the execution, delivery and performance of the Loan Documents, (ii) an incumbency certificate showing the names and titles, and bearing the signatures of, the officers of the Borrower authorized to execute the Loan Documents, (iii) a copy of the Articles of Incorporation of the Borrower with all amendments thereto, and (iv) a copy of the By-Laws of the Borrower with all amendments thereto.

                  (c) A Certificate of Good Standing for the Borrower in the jurisdiction of its incorporation, certified by the appropriate governmental officials.

                                  ARTICLE XIX

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         To induce the Agent and the Lenders to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants to the Agent and the
Lenders:

         Section 19.1 Organization, Standing, Etc. The Borrower and each of its corporate Subsidiaries are corporations duly incorporated and validly existing and in good standing under the laws of the jurisdiction of their respective incorporation and have all requisite corporate power and authority to carry on their respective businesses as now conducted, to (in the instance of the Borrower) enter into the Loan Documents and to perform its obligations under the Loan Documents. The Borrower and each of its Subsidiaries are duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary.

         Section 19.2 Authorization and Validity. The execution, delivery and performance by the Borrower of the Loan Documents have been duly authorized by all necessary corporate action by the Borrower, and the Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and subject to limitations on the availability of equitable remedies.

         Section 19.3 No Conflict; No Default. The execution, delivery and performance by the Borrower of the Loan Documents will not (a) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Borrower, (b) violate or contravene any provisions of the Articles (or Certificate) of Incorporation or by-laws of the Borrower, or (c) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or any of its properties may be bound or result in the creation of any Lien on any asset of the Borrower or any Subsidiary. Neither the Borrower nor any Subsidiary is in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could constitute an Adverse Event. No Default or Event of Default has occurred and is continuing.

         Section 19.4 SEC Reports. Borrower has filed all forms, reports and documents required to be filed by it with the SEC since September 30, 1998 and has heretofore made available to each Lender, in the form filed with the SEC (excluding any exhibits thereto), (i) its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, and (ii) all other forms, reports, registration statements and other documents filed by Borrower with the SEC since December 31, 2000 (the forms, reports and other documents referred to in clauses
(i) and (ii) above being referred to herein, collectively, as the "Borrower SEC Reports"). The Borrower SEC Reports and any other forms, reports and other documents filed by Borrower with the SEC after the date of this Agreement (i) were or will be prepared in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (ii) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were or are made, not misleading.

         Section 19.5 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission from Borrower in connection with the transactions contemplated herein by this Agreement.

                                   ARTICLE XX

                              AFFIRMATIVE COVENANTS

         From the date of this Agreement and thereafter until the Loans are terminated or expire and the Loans and all other liabilities of the Borrower to the Lenders hereunder and under the Note have been paid in full, the Borrower will do, and will cause each Subsidiary (except in the instance of Section 8.1) to do, all of the following:

         Section 20.1 Reports. Furnish to the Lenders:

                  (a) Within fifteen (15) days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company shall timely comply with its reporting and filing obligations under the applicable federal securities law.

                  (b) Promptly upon the mailing or filing thereof, copies of all financial statements, reports and proxy statements mailed to the Borrower's shareholders, and copies of all registration statements, periodic reports and other documents filed with the Securities and Exchange Commission (or any successor thereto) or any national securities exchange.

                  (c) From time to time, such other information regarding the business, operation and financial condition of the Borrower as any Lender may reasonably request.

         Section 20.2 Corporate Existence. Maintain its corporate existence in good standing under the laws of its jurisdiction of incorporation and its qualification to transact business in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary.

         Section 20.3 Inspection. Permit any Person designated by any Lender to visit and inspect any of its properties, corporate books and financial records, to examine and to make copies of its books of accounts and other financial records, and to discuss the affairs, finances and accounts of the Borrower and the Subsidiaries with, and to be advised as to the same by, its officers at such reasonable times and intervals as such Lender may designate. So long as no Event of Default exists, the expenses of the Lenders for such visits, inspections and examinations shall be at the expense of the Lenders, but any such visits, inspections, and examinations made while any Event of Default is continuing shall be at the expense of the Borrower.

         Section 20.4 Books and Records. Keep adequate and proper records and books of account in which full and correct entries will be made of its dealings, business and affairs.

                                  ARTICLE XXI

                  REPRESENTATIONS AND WARRANTIES OF THE LENDERS

         Each Lender, severally and not jointly, hereby represents and warrants to the Company:

         Section 21.1 Authorization. The Lender has full power and authority to enter into this Agreement and each of the other Loan Documents to which it is a party, and this Agreement and each other Loan Document to which it is a party constitutes a valid and legally binding obligation of the Lender, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

         Section 21.2 Purchase Entirely for Own Account. The Securities will be acquired for investment for such Lender's own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. The Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

         Section 21.3 Investment Experience. The Lender is experienced in investing in securities of development stage companies and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Lender understands that an investment in the Securities involves a number of significant risks and acknowledges that it can bear the economic risk of its investment, including the full loss of its investment. If the Lender is other than a natural person, it represents it was not organized for the purpose of acquiring the Securities. Each Lender represents that it has had the opportunity to ask questions of, and receive answers from, officers of the Borrower concerning the terms and conditions of the investment and the business and affairs of the Borrower, and to obtain any additional information necessary to verify such information as the Lender considers necessary or advisable in order to form a decision concerning an investment in the Borrower. Lender also acknowledges that he has received and has carefully reviewed the Borrower's Private Placement Memorandum dated October ___, 2001.

         Section 21.4 Restricted Securities. The Lender understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Lender represents that it is familiar with the Securities and Exchange Commission ("SEC") Rule 144, as currently in effect, and understands the resale limitations imposed thereby and by the Act. The Lender also understands that the Company is entering into this Agreement in reliance upon, and that any federal or state exemption is contingent upon, the accuracy of the Lender's representations in this Agreement. Except as set forth in the Warrants, Borrower has no obligation to register the Securities.

         Section 21.5 Accredited Lender. The Lender is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as currently in effect.

         Section 21.6 Legends. It is understood that the certificates evidencing the Securities may bear restrictive legends substantially as follows:

         The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such act or laws covering such security or the company receives an opinion of counsel for the Company stating that such sale, transfer, assignment, pledge or distribution is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, and all applicable state securities laws.

                                  ARTICLE XXII

                         EVENTS OF DEFAULT AND REMEDIES

         Section 22.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

                  (a) The Borrower shall fail to make when due, whether by acceleration or otherwise, any payment of principal of or interest on the Note or any fee, premium or other amount required to be made to the Lenders pursuant to the Loan Documents, subject to the right of the Agent to postpone such due date for up to fifteen (15) days (any such postponement being evidenced in writing and promptly sent as notice to all Lenders);

                  (b) The Borrower shall fail to comply with Section 8.2 hereof;

                  (c) The Borrower shall fail to comply with any material agreement, covenant, condition, provision or term contained in the Loan Documents (and such failure shall not constitute an Event of Default under any of the other provisions of this Section 10.1) and such failure to comply shall continue for sixty (60) calendar days after notice thereof to the Borrower by the Lender;

                  (d) The Borrower shall acquiesce in the appointment of a custodian, trustee or receiver of the Borrower or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Borrower or for a substantial part of the property thereof and shall not be discharged within sixty (60) days;

                  (e) Any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against the Borrower and, if instituted against the Borrower, shall have been consented to or acquiesced in by the Borrower or shall remain undismissed for sixty (60) days, or an order for relief shall have been entered against the Borrower, or the Borrower shall take any corporate action to approve institution of, or acquiescence in, such a proceeding; or

                  (f) Any dissolution or liquidation proceeding shall be instituted by or against the Borrower and, if instituted against the Borrower, shall be consented to or acquiesced in by the Borrower or shall remain for sixty (60) days undismissed, or the Borrower or any Subsidiary shall take any corporate action to approve institution of, or acquiescence in, such a proceeding;

         Section 22.2 Remedies. If (a) any Event of Default described in Sections 10.1(d), (e) or (f) shall occur with respect to the Borrower, the outstanding unpaid principal balance of the Notes, the accrued interest thereon and all other Obligations of the Borrower to the Lenders and the Agent under the Loan Documents shall automatically become immediately due and payable; or (b) any other Event of Default shall occur and be continuing, then the Agent (and not an individual Lender) may subject to Article V, take any or all of the following actions (and shall take any or all of the following actions on direction of the Required Lenders): (i) declare that the outstanding unpaid principal balance of the Notes, the accrued and unpaid interest thereon and all other obligations of the Borrower to the Lenders and the Agent under the Loan Documents to be forthwith due and payable, whereupon the Notes, all accrued and unpaid interest thereon and all such obligations shall immediately become due and payable, in each case without demand or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding, (ii) exercise all rights and remedies under any other instrument, document or agreement between the Borrower and the Agent or the Lenders, and (iv) enforce all rights and remedies under any applicable law.

         Section 22.3 Security Agreement. As additional security for the payment of all of the Obligations, the Borrower has caused its subsidiaries, Curious Pictures Corporation and Chelsea Pictures, Inc., to grant to the Agent, each Lender and each holder of a Note a security interest in, a lien on, property of such subsidiaries as described in the Security Agreement attached hereto as Exhibit D.

         Section 22.4 Limitation On Suits. A Lender may pursue a remedy with respect to the Obligations only if:

                  (a) the Lender gives to the Agent notice of a continuing Event of Default;

                  (b) the Required Lenders make a request to the Trustee to pursue the remedy;

                  (c) such Lender or Lenders offer to the Agent indemnity satisfactory to the Agent against any loss, liability or expense;

                  (d) the Agent does not comply with the request within sixty
         (60) days after receipt of the request and the offer of indemnity; and

                  (e) during such sixty (60) day period the Required Lenders do not give the Agent a direction inconsistent with the request.

A Lender may not use this Agreement to prejudice the rights of another Lender or to obtain a preference or priority over another Lender.

                                 ARTICLE XXIII

                                    THE AGENT

         Section 23.1 Appointment and Grant of Authority. Each Lender hereby appoints the Agent, and the Agent hereby agrees to act, as agent under this Agreement. The Agent shall have and may exercise such powers under this Agreement as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Each Lender hereby authorizes, consents to, and directs the Borrower to deal with the Agent as the true and lawful agent of such Lender to the extent set forth herein.

         Section 23.2 Non-Reliance on Agent. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit and risk analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep informed as to the performance or observance by the Borrower of this Agreement and the Loan Documents or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its related companies) which may come into the Agent's possession.

         Section 23.3 Responsibility of the Agent and Other Matters.

                  (a) The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and those duties and liabilities shall be subject to the limitations and qualifications set forth in this Section. The duties of the Agent shall be mechanical and administrative in nature.

                  (b) Neither the Agent (nor, if a corporation, any of its directors, officers or employees) shall be liable for any action taken or omitted (whether or not such action taken or omitted is within or without the Agent's responsibilities and duties expressly set forth in this Agreement) under or in connection with this Agreement, or any other instrument or document in connection herewith, except for gross negligence or willful misconduct. Without limiting the foregoing, neither the Agent (nor, if a corporation, any of its directors, officers or employees) shall be responsible for, or have any duty to examine: (i) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of the Loan Agreements; (ii) the collectibility of any amounts owed by the Borrower; (iii) any recitals or statements or representations or warranties in connection with this Agreement or the Notes; (iv) any failure of any party to this Agreement to receive any communication sent; or (v) the assets, liabilities, financial condition, results of operations, business or creditworthiness of the Borrower.

                  (c) The Agent shall be entitled to act, and shall be fully protected in acting upon, any communication in whatever form believed by the Agent in good faith to be genuine and correct and to have been signed or sent or made by a proper person or persons or entity. The Agent may consult counsel and shall be entitled to act, and shall be fully protected in-any action taken in good faith, in accordance with advice given by counsel. The Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care. The Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, provisions or conditions of this Agreement or the Notes on the Borrower's part.

                  (d) The Agent, if a natural person, may be, or become, a director of, or consultant to, Borrower.

         Section 23.4 Action on Instructions. The Agent shall be entitled to act or refrain from acting, and in all cases shall be fully protected in acting or refraining from acting under this Agreement or the Notes or any other instrument or document in connection herewith or therewith in accordance with instructions in writing from (i) the Required Lenders except for instructions which under the express provisions hereof must be received by the Agent from all the Lenders, and (ii) in the case of such instructions, from all the Lenders.

         Section 23.5 Indemnification. To the extent the Borrower does not reimburse and save the Agent harmless according to the terms hereof for and from all costs, expenses and disbursements in connection herewith or with the other Loan Documents, such costs, expenses and disbursements to the extent reasonable shall be borne by the Lenders ratably in accordance with their Percentages and the Lenders hereby agree on such basis (a) to reimburse the Agent for all such reasonable costs, expenses and disbursements on request and (b) to indemnify and save harmless the Agent against and from any and all losses, obligations, penalties, actions, judgments and suits and other reasonable costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, other than as a consequence of actual gross negligence or willful misconduct on the part of the Agent, arising out of or in connection with this Agreement or the Notes or any instrument or document in connection herewith or therewith, or any request of the Lenders, including without limitation the reasonable costs, expenses and disbursements in connection with defending itself against any claim or liability, or answering any subpoena, related to the exercise or performance of any of its powers or duties under this Agreement or the other Loan Documents or the taking of any action under or in connection with this Agreement or the Notes.

         Section 23.6 The Agent and Affiliates. With respect to any Loans by the Agent under this Agreement and any Note and any interest of the Agent in any Note, the Agent shall have the same rights, powers and duties under this Agreement and such Note as any other Lender and may exercise the same as though it were not the Agent. The Agent and/or its affiliates may lend money to, and generally engage, and continue to engage, in any kind of business with the Borrower as if the Agent were not the Agent.

         Section 23.7 Notice to Holder of Notes. The Agent may deem and treat the payees of the Notes as the owners thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof has been filed with the Agent. Any request, authority or consent of any holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note.

         Section 23.8 Successor Agent. The Agent may resign at any time by giving at least thirty (30) days written notice thereof to the Lenders and the Borrower. Upon any such resignation, or upon the death, incapacity, bankruptcy or insolvency of any Agent who is a natural person, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving notice of resignation, then the retiring Agent may, but shall not be required to, on behalf of the Lenders, appoint a successor Agent.

                                  ARTICLE XXIV

                                  MISCELLANEOUS

         Section 24.1 No Waiver and Amendment. No failure on the part of the Lenders or the holder of the Notes to exercise and no delay in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein and in any other instrument, document or agreement delivered or to be delivered to the Lenders hereunder or in connection herewith are cumulative and not exclusive of any remedies provided by law. No notice to or demand on the Borrower not required hereunder or under the Notes shall in any event entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Lenders or the holder of the Notes to any other or further action in any circumstances without notice or demand.

         Section 24.2 Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Agent upon direction of the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless agreed to by the Agent and all of the Lenders:

                  (a) subject the Lenders to any additional monetary obligations;

                  (b) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder;

                  (c) postpone for more than fifteen (15) days any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder; or

                  (d) change the definition of Required Lenders or amend this
         Section 12.2

provided, further that amendments, waivers or consents affecting the rights of the Agent shall also require the consent of the Agent.

         Section 24.3 Cost and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent and each of the Lenders incurred after the occurrence of an Event of Default in connection with the enforcement of the Loan Documents.

         Section 24.4 Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on Exhibit A hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four (4) days after the date of mailing if mailed; provided, however, that any notice to the Agent under Article II hereof shall be deemed to have been given only when received by the Agent.

         Section 24.5 Successors. This Agreement shall be binding upon the Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Agent and the successors and assigns of the Lenders. The Borrower shall not assign its rights or duties hereunder without the written consent of the Lenders.

         Section 24.6 Severability. Any provision of the Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 24.7 Subsidiary References. The provisions of this Agreement relating to Subsidiaries shall apply only during such times as the Borrower has one or more Subsidiaries.

         Section 24.8 Captions. The captions or headings herein and any table of contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

         Section 24.9 Entire Agreement. The Loan Documents embody the entire agreement and understanding between the Borrower, the Lenders and the Agent with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

         Section 24.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 24.11 Governing Law. The validity, construction and enforceability of this agreement and the notes shall be governed by the internal laws of the state of Minnesota, without giving effect to conflict of laws principles thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above.

                                 iNTELEFILM CORPORATION



                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------


                                                         , a                   ,
                                 ------------------------    ------------------
                                 as Agent and a Lender


                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------


                                                         , a                   ,
                                 ------------------------    ------------------
                                 as a Lender


                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------


                                                         , a                   ,
                                 ------------------------    ------------------
                                 as a Lender


                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------



                                                         , a                   ,
                                 ------------------------    ------------------
                                 as a Lender


                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------

                                                         , a                   ,
                                 ------------------------    ------------------
                                 as a Lender


                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------



                                                         , a                   ,
                                 ------------------------    ------------------
                                 as a Lender


                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------

                                    EXHIBITS

Exhibit        Contents
-------        --------

A              Lenders

B              Form of Note

C              Form of Warrant

D              Form of Security Agreement

                                    EXHIBIT A

                                     LENDERS

Name and Address              Stated            Amount of         Number of Stock
   of Lender                Amount of             Loan           Purchase Warrants
                               Note
----------------            ---------           ---------        -----------------













                                    BORROWER

iNTELEFILM Corporation
Crosstown Corporate Center
6385 Old Shady Oak Road
Suite 290
Eden Prairie, MN 55344
Telephone: (952) 925-8843
Facsimile: (952) 926-7946

                                      FORM

                            SUBORDINATED BRIDGE NOTE

Minneapolis, Minnesota                                          $_______________
_______________, 2001

         FOR VALUE RECEIVED, iNTELEFILM Corporation, a Minnesota Corporation,

(the "Company"), promises to pay to the order of ___________________ ("Lender"), at Lender's address specified in the Bridge Loan Agreement referred to below, or such other place as the Lender may designate in writing from time to time, the principal sum of ________________________ Thousand Dollars ($____,000.00) in
lawful money of the United States, together with simple interest from the date hereof on the unpaid principal balance outstanding from time to time at the rate of twelve percent (12%) per annum (calculated on the basis of the actual number of days elapsed in a 365-day year). All outstanding principal and accrued interest on this Note shall be due and payable on April ___, 2003 (the "Maturity Date"), subject to the obligation of the Company to repay this Note upon a Repayment Event as provided herein.

         1. Bridge Loan Agreement; Subordination. This Note has been issued pursuant to and is subject to the terms and provisions of a Bridge Loan Agreement (the "Agreement"), dated as the date hereof, between the Company and the Lender, and this Note and the Lender are entitled to all the benefits provided for in the Agreement. This Note is subordinated to the Company's Senior Debt, as defined in Article V of the Agreement. To the extent provided in
Article V of the Agreement, Senior Debt must be paid before payment of this Note and all Notes issued under the Agreement may be made. Lender agrees to such subordination and authorizes the Borrower and the Agent to give it effect. The provisions of the Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein. All capitalized terms not otherwise defined herein shall have the meanings defined in the Agreement.

         2. Prepayment. This Note may be prepaid in whole or in part at any time and from time to time prior to the Maturity Date. If the Company intends to prepay this Note, it shall give not less than five (5) days written notice to the Lender which notice shall specify a date for prepayment (the "Prepayment Date") and include therein the amount of prepayment of principal of this Note to be made on the Prepayment Date. A prepayment made five or fewer days prior to a prepayment date, or within three business days thereafter shall constitute a timely payment for purposes of this Section 2. All prepayments shall be applied to the principal of this Note and then to the payment of accrued interest. Upon payment of this Note, and all obligations due Lender under the Agreement, Lender shall promptly surrender this Note.

         3. Payoff Fee. Upon payment of the principal amount of this Note, Borrower shall pay to Lender a Payoff Fee calculated in the manner provided in
Section 3.2 of the Agreement. The principal balance of this Note shall be payable in full upon the events described in Section 3.3 of the Agreement.

         4. Security Agreement. The Lender and each other Lender under the Agreement has been granted, and is entitled to the benefit of, a Security Agreement of even date between and among Curious Pictures Corporation and Chelsea Pictures, Inc. as debtors and the Agent and Lenders under the Agreement, as secured parties.

         5. Defaults and Remedies. Events of Default and Remedies of Lender upon the occurrence of an Event of Default (which remedies may, except under limited circumstances, may be exercised only by the Agent) shall be as provided in
Article X of the Agreement.

         6. Amendments and Waivers. Amendments and waivers to the Agreement may be made to a limited extent by the Agent, or by the Agent and all Lenders, as provided in Article XII of the Agreement.

         7. Investment Intent. This Note has not been registered under the Securities Act of 1933, as a amended ("Securities Act"), or under applicable state securities laws. Other than pursuant to registration under federal and any applicable state securities laws or an exemption from such registration, the availability of which the Company shall determine in its sole discretion, this Note may not be sold, pledged, or otherwise disposed of unless the Company has received from the transferee hereof such representations and agreements as the Company shall determine in its sole discretion may be necessary to permit such transfer, and the Company shall determine that such transfer will not violate applicable securities laws. The Lender, by acceptance hereof, agrees to give written notice to the Company before transferring this Note of the Lender's intention to do so, describing the manner of any proposed transfer. Within thirty (30) days after receiving such written notice, the Company shall notify the Lender as to whether such transfer may be effected and of the conditions to any such transfer.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed on its behalf by its duly authorized officer; on the day and year first above written.

                                    iNTELEFILM CORPORATION

                                    By:
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY WHOSE AUTHORIZED OFFICER HAS SIGNED THIS NOTE ABOVE.

                                      FORM

                                     WARRANT

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITY OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR DISTRIBUTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS.

                             iNTELEFILM CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

         THIS CERTIFIES THAT, for good and valuable consideration, ____________________ ("Holder"), or its registered assigns, is entitled to subscribe for and purchase from iNTELEFILM Corporation, a Minnesota corporation (the "Company"), at any time commencing __________, 2001, up to and including __________, 2006 (the "Expiration Date"), _______________ (_______) fully paid and non-assessable shares of Common Stock of the Company, par value $0.02 per share (the "Common Stock"), at the price of $1.00 per share (the "Warrant Exercise Price"), subject to the provisions of Section 5 of this Warrant. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means any party who acquires all or a part of this Warrant, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of this Warrant.

         This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise; Transferability.

         (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), (i) by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the Expiration Date and accompanied or preceded by the surrender of this Warrant together with a check in payment of the Warrant Exercise Price for such shares or (ii) as provided in Section 10 below.

         (b) This Warrant may not be sold, transferred, assigned, hypothecated or divided except as provided in Section 7 hereof.

         2. Exchange and Replacement. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

         3. Issuance of the Warrant Shares.

         (a) The Company agrees that the shares of Common Stock which may be purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as provided herein. Subject to the provisions of Section 9(b) below, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

         (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least forty-five (45) calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

         4. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, non-assessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the purchase rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         5. Antidilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

         (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

                  (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

                  (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

                  (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event, and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this subsection.

         (b) Upon each adjustment of the Warrant Exercise Price pursuant to
Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

         (c) In case of any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Section 5(a) above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which the Holder would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this subsection with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this subsection shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

         (d) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         7. Notice of Transfer of Warrant or Resale of the Warrant Shares.

         (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If in the opinion of such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on the Warrant or the certificates representing such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company or the Holder for the transfer or disposition of the Warrant or Warrant Shares.

         (b) If in the opinion of counsel referred to in Section 7(a), the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to Section 7(a) may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder.

         8. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section 8, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the "Fair Market Value," as defined in Section 10(d), of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share.

         9. Registration Rights.

         (a) On or before June 30, 2002, the Company will prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement under the Act to permit secondary sales of the Warrant Shares in a "shelf registration" (the "Registration Statement") and will use reasonable commercial efforts to cause the Registration Statement to become effective on or before September 30, 2002, and to remain effective for a period of twenty-four (24) months;

         (b) The Company will promptly prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective and will timely file with the SEC all required filings under the Securities Exchange Act of 1934, as amended, as are necessary to keep the Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms of Section 9(a); will cause the prospectus contained in the Registration Statement (the "Prospectus") to be supplemented by any required supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Act; and will comply with the provisions of the Act applicable to it with respect to the disposition of the Warrant Shares covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holder set forth in the Registration Statement or supplement to the Prospectus;

         (c) The Company will promptly furnish to the Holder such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares being sold by the Holder;

         (d) The Company will promptly notify the Holder, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC or any state securities authority for amendments and supplements to the Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement, (D) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Warrant Shares under state securities or "blue sky" laws, and (E) of the happening of any event which makes any statement made in the Registration Statement or Prospectus untrue or which requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As soon as practicable following expiration of any Suspension Period (as defined below), the Company will prepare and file with the SEC and furnish a supplement or amendment to the Prospectus so that, as thereafter deliverable to the purchasers of the Warrant Shares, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) Upon receipt of any notice (a "Suspension Notice") by the Holder from the Company of the happening of any event which requires the Holder to discontinue disposition of the Warrant Shares pursuant to the Registration Statement, the Holder will forthwith discontinue disposition of the Warrant Shares pursuant to the Registration Statement until the Holder's receipt of copies of the supplemented or amended Prospectus contemplated by this Section 9 or until the Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, will, or will request any broker-dealer acting as the Holder's agent to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holder's or broker-dealer's possession, of the Prospectus covering the Warrant Shares current at the time of receipt of such notice; provided, however, that the time during which the Company will be required to keep the Registration Statement effective, as provided in Section 9(a), will be extended by the same duration as that of any Suspension Period.

         (f) With respect to each inclusion of securities in a Registration Statement pursuant to this Section 9, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, Nasdaq fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the offering is underwritten and the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the Holder, underwriting discounts and commissions, and transfer taxes for the Holder and any other expenses relating to the sale of securities by the Holder not expressly included above shall be borne by the Holder.

         (g) The Company hereby indemnifies the Holder against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any preliminary Prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by the Holder expressly for use therein; and the Holder by its acceptance hereof agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by the Holder expressly for use therein.

         10. Right to Convert.

         (a) The Holder of this Warrant shall have the right (but not the obligation) to require the Company to convert this Warrant (the "Conversion Right"), at any time after one year from the date of this Warrant and prior to the Expiration Date, into Warrant Shares as provided in this Section 10. Upon exercise of the Conversion Right by the Holder, the Company will deliver to the Holder (without payment by the Holder of any exercise price) that number of Warrant Shares equal to the quotient obtained by dividing (i) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate "Fair Market Value" (as determined below) for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (ii) the Fair Market Value of one Warrant Share immediately prior to the exercise of the Conversion Right.

         (b) The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to the Expiration Date, on any business day, by delivering a written notice of conversion (in the form attached hereto) (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of Warrant Shares the Holder will purchase pursuant to such conversion, and (ii) a place, and a date not less than five (5) nor more than twenty (20) business days from the date of the Conversion Notice, for the closing of such purchase.

         (c) At any closing under Section 10(b) hereof, (i) the Holder will surrender the Warrant, (ii) the Company will deliver or cause to be delivered to the Holder a certificate or certificates for the number of Warrant Shares issuable upon such conversion, together with cash in lieu of any fraction of a Warrant Share, and (iii) the Company will deliver to the Holder a new Warrant representing the number of Warrant Shares, if any, with respect to which the Warrant shall not have been converted.

         (d) "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                  (i) If the Company's Common Stock is traded on an exchange or quoted on the Nasdaq National Market or the Nasdaq SmallCap Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date;

                  (ii) If the Company's Common Stock is not traded on an exchange or quoted on the Nasdaq National Market or the Nasdaq SmallCap Market but is traded in the over-the-counter market, then the average of the closing bid and asked prices as reported for the ten (10) business days immediately preceding the Determination Date;

                  (iii) If the Company's Common Stock is not traded on an exchange or quoted on the Nasdaq National Market or the Nasdaq SmallCap Market or traded in the over-the-counter market, then the amount specified in good faith by the Board of Directors of the Company.

         IN WITNESS WHEREOF, iNTELEFILM Corporation has caused this Warrant to be signed by its duly authorized officer this ______ day of __________, 2001.


                                      iNTELEFILM Corporation

                                      By
                                        ----------------------------------------
                                      Its
                                         ---------------------------------------

                                      FORM

                             INTELEFILM CORPORATION

                             WARRANT EXERCISE NOTICE

                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

         The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ______________________ shares of Common Stock of iNTELEFILM Corporation to which such Warrant relates and herewith makes payment of $____________ therefor in cash or by certified or cashier's check and requests that the certificate for such shares be issued in the name of, and be delivered to __________________________, whose address is set forth below the signature of the undersigned. If the number of shares purchased is less than all of the shares purchasable under the Warrant, a new Warrant will be issued in the name of the undersigned for the remaining balance of the shares purchasable thereunder.

                             Name of Warrant Holder:


                             (Please print)


                             Address of Warrant Holder:





                             Tax Identification No. or
                             Social Security No. of Warrant Holder:




                             Signature:
                                       -----------------------------------------
                             NOTE: The above signature should
                             correspond exactly with the name of the
                             Warrant Holder as it appears on the first page of the Warrant or on a duly executed
                             Warrant Assignment.

                             Dated:
                                   ---------------------------------------------

                                      FORM

                             INTELEFILM CORPORATION

                                CONVERSION NOTICE

       (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT PURSUANT TO SECTION 10)


         The undersigned hereby irrevocably elects to exercise the conversion right provided in Section 10 of the within Warrant for, and to acquire thereunder, _______________ shares of Common Stock. If such number of shares is less than all of the shares purchasable under the Warrant, a new Warrant will be issued in the name of the undersigned for the remaining balance of the shares purchasable thereunder.

         The undersigned hereby requests that the certificate for such shares be issued in the name and delivered to the address set forth below.

                           Name of Warrant Holder:


                           (Please print)


                           Address of Warrant Holder:


                           Tax Identification No. or
                           Social Security No. of Warrant Holder:




                           Signature:
                                     -------------------------------------------
                           NOTE: The above signature should
                           correspond exactly with the name of the
                           Warrant Holder as it appears on the first page of the Warrant or on a duly executed
                           Warrant Assignment.

                           Dated:
                                 -----------------------------------------------

                                      FORM

                             INTELEFILM CORPORATION

                               WARRANT ASSIGNMENT

                  (TO BE SIGNED ONLY UPON TRANSFER OF WARRANT)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________, the assignee, whose address is ______________________________________________________________,
and whose tax identification or social security number is______________________, the right represented by the foregoing Warrant to purchase ____________________ shares of Common Stock of iNTELEFILM Corporation to which the foregoing Warrant relates and appoints _______________________________ attorney to transfer said right on the books of iNTELEFILM Corporation, with full power of substitution in the premises. If the number of shares assigned is less than all of the shares purchasable under the Warrant, a new Warrant will be issued in the name of the undersigned for the remaining balance of the shares purchasable thereunder.

                                Name of Warrant Holder/Assignor:


                                (Please print)



                                Address of Warrant Holder/Assignor:





                                Tax Identification No. or
                                Social Security No. of Warrant Holder/Assignor:




                                Signature:
                                          --------------------------------------
                                NOTE: The above signature should
                                correspond exactly with the name of the
                                Warrant Holder as it appears on the first page of the Warrant or on a duly executed Warrant Assignment.

                                      FORM

                               SECURITY AGREEMENT

                                                          Date: October __, 2001

Debtors: CURIOUS PICTURES CORPORATION           Secured                        ,
         CHELSEA PICTURES, INC.                        ------------------------
                                                Party: as agent for the
Address: 6385 Old Shady Oak Road, Suite 290            lenders named in the
         Eden Prairie, MN 55344-3299                   Subordinated Bridge Note
                                                       Purchase Agreement
                                                       (defined below)

         This Agreement is entered into by and between the Debtors and the Secured Party as of the date indicated above in consideration of the repayment of indebtedness owed by Debtors to G.E. Capital Corporation using proceeds received by iNTELEFILM Corporation (Debtors' parent corporation) ("Borrower") pursuant to a Subordinated Bridge Note Purchase Agreement by and between the Secured Party and Borrower dated of even date with this Agreement (the "Bridge Note Purchase Agreement"), and for other good and valuable consideration, the sufficiently, adequacy and receipt of which the parties hereby acknowledge. The Bridge Note Purchase Agreement is hereby incorporated into this Agreement by reference, and the terms of this Agreement shall be at all times subject to and conditioned on the terms of the Bridge Note Purchase Agreement.

1. OBLIGATIONS SECURED. This Agreement secures all debts, liabilities and obligations in favor of the Secured Party under the Bridge Note Purchase Agreement, including but not limited to all principal, interest, and other charges, fees, expenses and amounts, and all amendments, extensions, renewals and replacements provided for by the Bridge Note Purchase Agreement (collectively, the "Obligations").

2. SECURITY INTEREST. To secure the payment and performance of the Obligations, Curious Pictures Corporation and Chelsea Pictures, Inc. grants the Secured Party a security interest (the "Chelsea Security Interest") in the property of Chelsea Pictures, Inc. set forth in
         Section 2(a) (the "Chelsea Collateral") and Curious Pictures Corporation grants the Secured Party a security interest in the property of Curious Pictures Corporation set forth in Sections 2(a) and 2(b) (the Chelsea Security Interest and the Curious Security Interest are referred to collectively as the "Security Interest" and the Chelsea Collateral and the Curious Collateral are referred to collectively as the "Collateral"):

         a. All accounts receivable of the Debtors, together with all good will related to such accounts and all rights, liens, security interests and other interests which the Debtors may at any time have by law or agreement against any account debtor or obligor obligated to make any such payment or against any of the property of such account debtor or obligor, and all supporting obligations relating to the foregoing, whether now existing or hereafter arising, whether now owned or hereafter acquired;

         b. All personal property, real property leases, inventory and equipment of Curious Pictures Corporation, together with all accessions, accessories, attachments, fittings, increases, parts, repairs, returns, renewals and substitutions of all or any part thereof, and all warehouse receipts, bills of lading and other documents covering such equipment, whether now existing or hereafter arising, whether now owned or hereafter acquired;

         and all products and proceeds of the foregoing property, including without limitation all rights to payment related to the foregoing property and all refunds of insurance premiums due or to become due under all insurance policies covering the foregoing property; provided, however, that in the event Chelsea Pictures, Inc. shall sell or assign all or substantially all of the Chelsea Collateral to any purchaser other than Borrower then the Chelsea Security Interest shall be deemed released concurrent with such sale by Chelsea Pictures, Inc. and the Chelsea Collateral shall instead include the net consideration received by Chelsea Pictures, Inc. from the purchaser in connection with such sale.

3. SUBORDINATION OF SECURITY INTEREST TO SENIOR DEBT. The interest of the Secured Party is in all events subordinate and junior to the interests of the holders of any Senior Debt as described in the Bridge Note Purchase Agreement (the "Permitted Encumbrances").

4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Debtors represent and warrant to the Secured Party and agree as follows:

         a. Curious Pictures Corporation is a New York corporation and Chelsea Pictures, Inc. is a Massachusetts corporation, and the address of each of the Debtors' chief executive office is shown at the beginning of this Agreement. Debtors have authority to execute and perform this Agreement.

         b. Except as set forth in any existing or future agreement executed by the Secured Party: Debtors are the owners of the Collateral, or will be the owners of the Collateral hereafter acquired, free of all security interests, liens and encumbrances other than the Security Interest and the Permitted Encumbrances; Debtors shall not permit any security interest, lien or encumbrance, other than the Security Interest and Permitted Encumbrances, to attach to any Collateral without the prior written consent of the Secured Party; Debtors shall defend the Collateral against the claims and demands of all persons and entities other than the Secured Party and parties owning the Permitted Encumbrances, and shall promptly pay all taxes, assessments and other government charges upon or against the Debtors, any Collateral and the Security Interest; and no financing statement covering any Collateral is on file in any public office other than filings relating to the Permitted Encumbrances. If any Collateral is or will become a fixture, the Debtors, at the request of the Secured Party, shall furnish the Secured Party with a statement or statements executed by all persons and entities who have or claim an interest in the real estate, in form acceptable to the Secured Party, which statement or statements shall provide that such persons and entities consent to the Security Interest.

         c. Debtors shall not sell or otherwise dispose of any Collateral or any interest therein without the prior written consent of the Secured Party, except that, (i) in the event Chelsea Pictures, Inc. shall sell or assign all or substantially all of the Chelsea Collateral to any purchaser other than Borrower then the Chelsea Security Interest shall be deemed released concurrent with such sale by Chelsea Pictures, Inc. and the Chelsea Collateral shall instead include the net consideration received by Chelsea Pictures, Inc. from the purchaser in connection with such sale and (ii) until the occurrence of an Event of Default or the revocation by the Secured Party of the Debtors' right to do so, the Debtors may sell or lease any Collateral constituting inventory in the ordinary course of business at prices constituting the fair market value thereof.

         d. Each account constituting Collateral is, or will be when acquired, the valid, genuine and legally enforceable obligation of the account debtor or other obligor named therein or in the Debtors' records pertaining thereto as being obligated to pay such obligation, subject to no defense, setoff or counterclaim. Debtors shall not, without the prior written consent of the Secured Party, agree to any material modification or amendment of any such obligation or agree to any subordination or cancellation of any such obligation.

         e. The Debtors shall: (i) keep all tangible Collateral in good condition and repair, normal depreciation excepted; (ii) promptly notify the Secured Party of any loss of or material damage to any Collateral or of any adverse change in the prospect of payment of any account constituting Collateral;
                  (iii) not permit any Collateral to be used or kept for any unlawful purpose or in violation of any federal, state or local law; (iv) keep all tangible Collateral insured to the extent insured on the date of this Agreement; (v) at each Debtor's chief executive office, keep accurate and complete records pertaining to the Collateral and the Debtors' financial condition, business and property, and provide the Secured Party such periodic reports concerning the Collateral and the Debtors' financial condition, business and property as the Secured Party may from time to time request; (vi) at all reasonable times permit the Secured Party and their representatives to examine and inspect any Collateral, and to examine, inspect and copy the Debtors' records pertaining to the Collateral and the Debtors' financial condition, business and property; and (vii) at the Secured Party's request, promptly execute, endorse and deliver such financing statements and other instruments, documents, chattel paper and writings and take such other actions deemed by the Secured Party to be necessary or desirable to establish, protect, perfect or enforce the Security Interest and the rights of the Secured Party under this Agreement and applicable law, and pay all costs of filing financing statements and other writings in all public offices where filing is deemed by the Secured Party to be necessary or desirable.

         f. The Debtors authorize the Secured Party to file all of the Secured Party's financing statements and amendments to financing statements, and all terminations of the filings of other secured parties except with respect to the Permitted Encumbrances, all with respect to the Collateral, in such form and substance as the Secured Party, in its sole discretion, may determine.

5. COLLECTION RIGHTS. At any time after an Event of Default (as defined below), the Secured Party may, and at the request of the Secured Party the Debtors shall, promptly notify any account debtor or obligor of any account constituting Collateral that the same has been assigned to the Secured Party and direct such account debtor or obligor to make all future payments to the Secured Party. In addition, following an Event of Default and only at the request of the Secured Party, the Debtors shall deposit in a collateral account designated by the Secured Party all proceeds constituting Collateral, in their original form received (with any necessary endorsement), within three business days after receipt of such proceeds by the Debtors. Until the Debtors make each such deposit, the Debtors will hold all such proceeds separately in trust for the Secured Party for deposit in such collateral account, and will not commingle any such proceeds with any other property. The Debtors shall have no right to withdraw any funds from such collateral account, and the Debtors shall have no control over such collateral account. Such collateral account and all funds at any time therein shall constitute Collateral under this Agreement. Before or upon final collection of any funds in such collateral account, the Secured Party, at its discretion, may release any such funds to the Debtors or any account of the Debtors or apply any such funds to the Obligations whether or not then due. Any release of funds to the Debtors or any account of the Debtors shall not prevent the Secured Party from subsequently applying any funds to the Obligations. All items credited to such collateral account and subsequently returned and all other costs, fees and charges of the Secured Party in connection with such collateral account may be charged by the Secured Party to any account of the Debtors, and the Debtors shall pay the Secured Party its pro rata share of all such amounts on demand.

6. LIMITED POWER OF ATTORNEY. Upon the occurrence of an Event of Default under the Bridge Note Purchase Agreement, the Secured Party, in the name and on behalf of the Debtors or, at their option, in their own names, may perform or observe such agreement and take any action which the Secured Party may deem necessary or desirable to cure or correct such failure, and Debtors irrevocably authorize the Secured Party and grant the Secured Party a limited power of attorney in the name and on behalf of the Debtors or, at its option, in its own name, to collect, receive, receipt for, create, prepare, complete, execute, endorse, deliver and file any and all financing statements, insurance applications, remittances, instruments, documents, chattel paper and other writings, to grant any extension to, compromise, settle, waive, notify, amend, adjust, change and release any obligation of any account debtor, obligor, insurer or other person or entity pertaining to any Collateral, to demand terminations of other security interests in any of the Collateral, and to take any other action deemed by the Secured Party to be necessary or desirable to establish, perfect, protect or enforce the Security Interest, excepted with respect to the Permitted Encumbrances. All of the Secured Party's advances, fees, charges, costs and expenses, including but not limited to audit fees and expenses and reasonable attorneys' fees and legal expenses, in connection with the Obligations and in the protection and exercise of any rights or remedies hereunder, together with interest thereon at the highest rate then applicable to any of the Obligations, shall be secured hereunder and shall be paid by the Debtors to the Secured Party within three business days of demand.

7. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default":

         a. any Event of Default under Section 10 of the Bridge Note Purchase Agreement or

         b.       any breach or default under the terms of this Agreement.

8. REMEDIES. Upon the commencement of any proceeding under any bankruptcy law by or against the Debtors or any maker, endorser, guarantor or surety of any of the Obligations, all Obligations automatically shall become immediately due and payable in full, within ten business days of declaration, presentment, and written notice and demand by the Secured Party. In addition, upon the occurrence of any Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies, subject to any limitations set forth in the Bridge Note Purchase Agreement:

         a. declare all Obligations to be immediately due and payable in full, and the same shall thereupon be immediately due and payable in full, without presentment or other notice or demand, all of which are hereby waived by the Debtors;

         b. require the Debtors to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties;

         c. exercise and enforce any and all rights and remedies available upon default under this Agreement, the Uniform Commercial Code, and any other applicable agreements and laws.

         The Debtors consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, the Collateral, the Security Interest or any of the Obligations, waive any argument that venue in such forums is not convenient, and agree that any litigation initiated by the Debtors against the Secured Party in connection with this Agreement, the Collateral, the Security Interest or any of the Obligations shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota.

9. DELIVERY OF NOTICE. Where notice to either party is required, such notice shall be deemed reasonably and properly given if mailed by regular or certified mail, postage prepaid, to the Debtors at the address stated at the beginning of this Agreement and to the Secured Party at the address stated in the Bridge Note Purchase Agreement, or at the most recent address shown in the other party's records. Each party shall be deemed to have received such notice three business days following the other party's deposit of such notice in the mails.

10. MISCELLANEOUS. All terms in this Agreement that are defined in the Minnesota Uniform Commercial Code, as amended from time to time (the "UCC") shall have the meanings set forth in the UCC, and such meanings shall automatically change at the time that any amendment to the UCC, which changes such meanings, shall become effective. A carbon, photographic or other reproduction of this Agreement is sufficient as a financing statement. No provision of this Agreement can be waived, modified, amended, abridged, supplemented, terminated or discharged and the Security Interest cannot be released or terminated, except by a writing duly executed by all parties. A waiver shall be effective only in the specific instance and for the specific purpose given. No delay or failure to act shall preclude the exercise or enforcement of the Secured Party's rights or remedies, except where the Secured Party is required to give notice to Debtors prior to taking any action. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly, concurrently or successively at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall not be a condition to or bar the exercise or enforcement of any other. This Agreement shall bind and benefit the Debtors and the Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when executed by both parties. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation, payment and performance of the Obligations. This Agreement and the rights and duties of the parties shall be governed by and construed in accordance with the internal laws of the State of Minnesota (excluding conflict of law rules).

THE DEBTORS REPRESENT AND WARRANT TO THE SECURED PARTY AND AGREE THAT THE DEBTORS HAVE READ ALL OF THIS AGREEMENT AND UNDERSTAND ALL OF THE PROVISIONS OF THIS AGREEMENT.

                                    CURIOUS PICTURES CORPORATION


                                    --------------------------------------------
                                    By Mark A. Cohn
                                    Its Chairman

                                    CHELSEA PICTURES INC.

                                    --------------------------------------------
                                    By Mark A. Cohn
Its Chairman